UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 21, 2016

(Date of earliest event reported)

Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32
(Central Index Key Number 0001690577)
(Exact name of issuing entity)

Morgan Stanley Mortgage Capital Holdings LLC
(Central Index Key Number 0001541557)
Bank of America, National Association
(Central Index Key Number 0001102113)
Starwood Mortgage Funding III LLC
(Central Index Key Number 0001682532)
KeyBank National Association
(Central Index Key Number 0001089877)
CIBC Inc.
(Central Index Key Number 0001548567)
(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.
(Central Index Key Number 0001005007)
(Exact name of registrant as specified in its charter)

Delaware	333-206847-04	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                Other Events.

On or about December 21, 2016, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2016-C32 (the “Certificates”), is expected to be issued by Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of December 1, 2016 (the “Pooling and Servicing Agreement”), between Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The mortgage loan secured by the mortgaged property identified as “Hilton Hawaiian Village” on Exhibit B to the Pooling and Servicing Agreement (the “Hilton Hawaiian Village Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Hilton Hawaiian Village Whole Loan”) that also includes fourteen (14) additional pari passu promissory notes and five (5) subordinate promissory notes, which are not assets of the Issuing Entity. The Hilton Hawaiian Village Whole Loan will be serviced and administered in accordance with the trust and servicing agreement for the Hilton USA Trust 2016-HHV securitization transaction (the “Hilton USA Trust 2016-HHV TSA”), an executed version of which is attached hereto as Exhibit 4.2, and the Hilton Hawaiian Village Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.7.

The mortgage loan secured by the mortgaged property identified as “191 Peachtree” on Exhibit B to the Pooling and Servicing Agreement (the “191 Peachtree Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “191 Peachtree Whole Loan”) that also includes three (3) additional pari passu promissory notes, which are not assets of the Issuing Entity. The 191 Peachtree Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the MSC 2016-UBS12 securitization transaction (the “MSC 2016-UBS12 PSA”), an executed version of which is attached hereto as Exhibit 4.3, and the 191 Peachtree Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.8.

The mortgage loan secured by the mortgaged property identified as “Wolfchase Galleria” on Exhibit B to the Pooling and Servicing Agreement (the “Wolfchase Galleria Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Wolfchase Galleria Whole Loan”) that also includes six (6) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Wolfchase Galleria Whole Loan will be serviced and administered in accordance with the MSC 2016-UBS12 PSA and the Wolfchase Galleria Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.9.

The mortgage loan secured by the mortgaged property identified as “Potomac Mills” on Exhibit B to the Pooling and Servicing Agreement (the “Potomac Mills Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Potomac Mills Whole Loan”) that also includes nine (9) additional pari passu promissory notes and ten (10) subordinate promissory notes, which are not assets of the Issuing Entity. The Potomac Mills Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the CFCRE 2016-C6 securitization transaction (the “CFCRE 2016-C6 PSA”), an executed version of which is attached hereto as Exhibit 4.4, and the

Potomac Mills Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.10.

The mortgage loan secured by the mortgaged property identified as “FedEx Ground Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “FedEx Ground Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “FedEx Ground Portfolio Whole Loan”) that also includes three (3) additional pari passu promissory notes, which are not assets of the Issuing Entity. The FedEx Ground Portfolio Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the CD 2016-CD2 securitization transaction (the “CD 2016-CD2 PSA”), an executed version of which is attached hereto as Exhibit 4.5, and the FedEx Ground Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.11. Following the securitization of the related controlling pari passu companion loan, the FedEx Ground Portfolio Whole Loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

The mortgage loan secured by the mortgaged property identified as “American Greetings HQ” on Exhibit B to the Pooling and Servicing Agreement (the “American Greetings HQ Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “American Greetings HQ Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The American Greetings HQ Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the MSC 2016-BNK2 securitization transaction (the “MSC 2016-BNK2 PSA”), an executed version of which is attached hereto as Exhibit 4.6, and the American Greetings HQ Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.12. Following the securitization of the related controlling pari passu companion loan, the American Greetings HQ Whole Loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

Wells Fargo Bank, National Association has appointed KeyBank National Association as a subservicer with respect to twelve (12) mortgage loans, representing approximately 9.5% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of December 1, 2016 and attached hereto as Exhibit 4.13, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer, the terms of which agreement are described in the Prospectus under “Transaction Parties—Other Servicers—The Primary Servicer and CD 2016-CD2 Special Servicer—Summary of KeyBank Primary Servicing Agreement”.

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class D, Class E, Class F, Class G and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about December 21, 2016 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be fifty-six (56) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on seventy-six (76) commercial, multifamily or manufactured housing community properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, dated December 6, 2016, between the Registrant and MSMCH, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, dated December 6, 2016, between the Registrant and BANA, an executed version of which is attached hereto as Exhibit 99.2; certain of the Mortgage Loans are expected to be acquired by the Registrant from Starwood Mortgage Funding III LLC (“SMF III”) pursuant to a Mortgage Loan Purchase Agreement, dated December 6, 2016, between the Registrant, SMF III and Starwood Mortgage Capital LLC, an executed version of which is attached hereto as Exhibit 99.3; certain of the Mortgage Loans are expected to be acquired by the Registrant from KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, dated December 6, 2016, between the Registrant and KeyBank, an executed version of which is attached hereto as Exhibit 99.4; and certain of the Mortgage Loans are expected to be acquired by the Registrant from CIBC Inc. (“CIBC”) pursuant to a Mortgage Loan Purchase Agreement, dated December 6, 2016, between the Registrant and CIBC, an executed version of which is attached hereto as Exhibit 99.5.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLFP&S”), Morgan Stanley & Co. LLC (“Morgan Stanley”), KeyBanc Capital Markets Inc. (“KBCM”), CIBC World Markets Corp. (“CIBCWM”) and Drexel Hamilton, LLC (“Drexel”) pursuant to an Underwriting Agreement, dated as of December 6, 2016, among the Registrant, as depositor, MLPF&S, Morgan Stanley, KBCM, CIBCWM and Drexel, as underwriters, and BANA, an executed version of which is attached hereto as Exhibit 1.1, and (ii) the sale of the Privately Offered Certificates by the Registrant to MLPF&S, Morgan Stanley and KBCM pursuant to a Certificate Purchase Agreement, dated as of December 6, 2016, among the Registrant, as depositor, MLPF&S, Morgan Stanley and KBCM, as initial purchasers, and BANA, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated December 8, 2016 and as filed with the Securities and Exchange Commission on December 21, 2016 (the “Prospectus”). In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated December 8, 2016.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of December 6, 2016, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, KeyBanc Capital Markets Inc., CIBC World Markets Corp. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.2	Trust and Servicing Agreement, dated as of November 28, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of December 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.4	Pooling and Servicing Agreement, dated as of November 1, 2016, between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.5	Pooling and Servicing Agreement, dated as of December 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.6	Pooling and Servicing Agreement, dated and effective as of November 1, 2016, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.7	Co-Lender Agreement, dated as of November 28, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note 1 Holder, Deutsche Bank, AG, New York Branch, as the Initial Note 2 Holder, Goldman Sachs Mortgage Company, as the Initial Note 3 Holder, Barclays Bank PLC, as the Initial Note 4 Holder, Morgan Stanley Bank, N.A., as the Initial Note 5 Holder, and Cantor Commercial Real Estate Lending, L.P., as the Initial Note 6 Holder.

Exhibit 4.8	Agreement Between Note Holders, dated as of December 5, 2016, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as the Initial Note A-2 Holder, Morgan Stanley Bank, N.A., as the Initial Note A-3 Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-4 Holder.

Exhibit 4.9	Agreement Between Note Holders, dated as of December 7, 2016, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1-1 Holder, the Initial Note A-1-2 Holder and the Initial Note A-2 Holder, and UBS AG, by and between its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-3 Holder, the Initial Note A-4 Holder, the Initial Note A-5 Holder, the Initial Note A-6 Holder and the Initial Note A-7 Holder.

Exhibit 4.10	Agreement Between Noteholders, dated as of November 17, 2016, by and between Société Générale, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder, the Initial Note B-1 Holder, the Initial Note B-2 Holder and the Initial Note B-3 Holder, Bank of America, N.A., as the Initial Note A-4 Holder, the Initial Note A-5 Holder, the Initial Note B-4 Holder and the Initial Note B-5 Holder, Cantor Commercial Real Estate Lending, L.P., as the Initial Note A-6 Holder, the Initial Note A-7 Holder, the Initial Note A-8 Holder, the Initial Note B-6 Holder, the Initial Note B-7 Holder and the Initial Note B-8 Holder, and Barclays Bank PLC, as the Initial Note A-9 Holder, the Initial Note A-10 Holder, the Initial Note B-9 Holder and the Initial Note B-10 Holder.

Exhibit 4.11	Agreement Between Note Holders, dated as of November 1, 2016, by and among Bank of America, N.A., as the Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as the Initial Note A-2 Holder, Bank of America, N.A., as the Initial Note A-3 Holder, and Citigroup Global Markets Realty Corp., as the Initial Note A-4 Holder.

Exhibit 4.12	Agreement Between Note Holders, dated as of October 27, 2016, by and between Bank of America, N.A., as the Initial Note A-1-1 Holder, Bank of America, N.A., as the Initial Note A-1-2 Holder, and Bank of America, N.A., as the Initial Note A-2 Holder.

Exhibit 4.13	Primary Servicing Agreement, dated as of December 1, 2016, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 8, 2016, which such certification is dated December 8, 2016.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated December 6, 2016, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated December 6, 2016, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated December 6, 2016, between Starwood Mortgage Funding III LLC, as seller, Starwood Mortgage Capital LLC, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated December 6, 2016, between KeyBank National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated December 6, 2016, between CIBC Inc., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2016	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC.
(Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1	Underwriting Agreement, dated as of December 6, 2016, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, KeyBanc Capital Markets Inc., CIBC World Markets Corp. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.	(E)

4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)

4.2	Trust and Servicing Agreement, dated as of November 28, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)

4.3	Pooling and Servicing Agreement, dated and effective as of December 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)

4.4	Pooling and Servicing Agreement, dated as of November 1, 2016, between CCRE Commercial	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

4.5	Pooling and Servicing Agreement, dated as of December 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)

4.6	Pooling and Servicing Agreement, dated and effective as of November 1, 2016, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)

4.7	Co-Lender Agreement, dated as of November 28, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note 1 Holder, Deutsche Bank, AG, New York Branch, as the Initial Note 2 Holder, Goldman Sachs Mortgage Company, as the Initial Note 3 Holder, Barclays Bank PLC, as the Initial Note 4 Holder, Morgan Stanley Bank, N.A., as the Initial Note 5 Holder, and Cantor Commercial Real Estate Lending, L.P., as the Initial Note 6 Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.8	Agreement Between Note Holders, dated as of December 5, 2016, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as the Initial Note A-2 Holder, Morgan Stanley Bank, N.A., as the Initial Note A-3 Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-4 Holder.	(E)

4.9	Agreement Between Note Holders, dated as of December 7, 2016, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1-1 Holder, the Initial Note A-1-2 Holder and the Initial Note A-2 Holder, and UBS AG, by and between its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-3 Holder, the Initial Note A-4 Holder, the Initial Note A-5 Holder, the Initial Note A-6 Holder and the Initial Note A-7 Holder.	(E)

4.10	Agreement Between Noteholders, dated as of November 17, 2016, by and between Société Générale, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder, the Initial Note B-1 Holder, the Initial Note B-2 Holder and the Initial Note B-3 Holder, Bank of America, N.A., as the Initial Note A-4 Holder, the Initial Note A-5 Holder, the Initial Note B-4 Holder and the Initial Note B-5 Holder, Cantor Commercial Real Estate Lending, L.P., as the Initial Note A-6 Holder, the Initial Note A-7 Holder, the Initial Note A-8 Holder, the Initial Note B-6 Holder, the Initial Note B-7 Holder and the Initial Note B-8 Holder, and Barclays Bank PLC, as the Initial Note A-9 Holder, the Initial Note A-10 Holder, the Initial Note B-9 Holder and the Initial Note B-10 Holder.	(E)

4.11	Agreement Between Note Holders, dated as of November 1, 2016, by and among Bank of America, N.A., as the Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as the Initial Note A-2 Holder, Bank of America, N.A., as the Initial Note A-3 Holder, and Citigroup Global Markets Realty Corp., as the Initial Note A-4 Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.12	Agreement Between Note Holders, dated as of October 27, 2016, by and between Bank of America, N.A., as the Initial Note A-1-1 Holder, Bank of America, N.A., as the Initial Note A-1-2 Holder, and Bank of America, N.A., as the Initial Note A-2 Holder.	(E)

4.13	Primary Servicing Agreement, dated as of December 1, 2016, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 8, 2016, which such certification is dated December 8, 2016.	(E)

99.1	Mortgage Loan Purchase Agreement, dated December 6, 2016, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated December 6, 2016, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

99.3	Mortgage Loan Purchase Agreement, dated December 6, 2016, between Starwood Mortgage Funding III LLC, as seller, Starwood Mortgage Capital LLC, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

99.4	Mortgage Loan Purchase Agreement, dated December 6, 2016, between KeyBank National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

99.5	Mortgage Loan Purchase Agreement, dated December 6, 2016, between CIBC Inc., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)